Exhibit 99.1

Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record Fourth Quarter and Full Year 2014 Performance

ATLANTA – February 3, 2015 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the fourth quarter ended December 31, 2014 of $0.30 compared to $0.24 in Q4 2013, on license revenue of $19.5 million and record total revenue of $130.4 million. GAAP diluted earnings per share for Q4 2014 was a record $0.27 compared to $0.22 in Q4 2013.

“We’re very pleased with our 2014 fourth quarter and full year financial results, which marks our third consecutive year of record revenue and earnings per share performance. With strong execution and customer focus by our Manhattan global team in 2014, we were able to improve our competitive position and continue to successfully expand beyond our core business into the retail store,” said Manhattan Associates President and CEO, Eddie Capel. “We continue to make substantial investments in our people, products and technology to enable the growth of our core business and deliver commerce solutions for the retail store that meet the demands of the emerging omni-channel market. Despite the persistent global macro sluggishness, we’re optimistic about our 2015 growth potential and expect to extend our market leadership position and improve our financial results throughout 2015.”

FOURTH QUARTER 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.30 in Q4 2014, compared to $0.24 in Q4 2013.

•	GAAP diluted earnings per share was $0.27 in Q4 2014, compared to $0.22 in Q4 2013.

•	Consolidated total revenue was $130.4 million in Q4 2014, compared to $107.6 million in Q4 2013. License revenue was $19.5 million in Q4 2014, compared to $17.3 million in Q4 2013.

•	Adjusted operating income, a non-GAAP measure, was $31.9 million in Q4 2014, compared to $26.7 million in Q4 2013.

•	GAAP operating income was $29.1 million in Q4 2014, compared to $24.7 million in Q4 2013.

•	Cash flow from operations was $40.4 million in Q4 2014, compared to $23.0 million in Q4 2013. Days Sales Outstanding was 61 days at December 31, 2014, compared to 64 days at September 30, 2014.

•	Cash and investments at December 31, 2014 was $124.4 million, compared to $111.5 million at September 30, 2014 and $133.0 million at December 31, 2013.

•	During the three months ended December 31, 2014, the Company repurchased 639,648 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.4 million. In January 2015, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

FULL YEAR 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.16 for the twelve months ended December 31, 2014, compared to $0.92 for the twelve months ended December 31, 2013.

•	GAAP diluted earnings per share for the twelve months ended December 31, 2014 was a record $1.08, compared to $0.86 for the twelve months ended December 31, 2013.

•	Consolidated revenue for the twelve months ended December 31, 2014 was a record $492.1 million, compared to $414.5 million for the twelve months ended December 31, 2013. License revenue was $71.6 million for the twelve months ended December 31, 2014, compared to $62.4 million for the twelve months ended December 31, 2013.

•	Adjusted operating income, a non-GAAP measure, was $137.0 million for the twelve months ended December 31, 2014, compared to $108.6 million for the twelve months ended December 31, 2013.

•	GAAP operating income was $127.1 million for the twelve months ended December 31, 2014, compared to $101.3 million for the twelve months ended December 31, 2013.

•	Cash flow from operations was $94.2 million in the twelve months ended December 31, 2014, compared to $89.4 million in the twelve months ended December 31, 2013.

•	During the twelve months ended December 31, 2014, the Company repurchased 2,620,118 shares of Manhattan Associates common stock for a total investment of $91.1 million.

SALES ACHIEVEMENTS:

•	Four contracts of $1.0 million or more in recognized license revenue during the fourth quarter of 2014.

•	Completing software license wins with new customers such as: BNS Group, Fedway Associates, Gwynnie Bee, Lakmin, Shenzhen PurCotton Technology, STD Petrovich, and Vinidex.

•	Expanding relationships with existing customers such as: Alliance Healthcare, Amscan, Asics America, Automotive Holdings Group, Bakkavor, Blue Star Operations Services, DCG Fulfillment, eStore Logistics, Exel, Forever Direct, GENCO, Harvard Drug, Innotrac, Jasco Products Company, Kane Warehousing, Kuehne + Nagel, LeSaint Logistics, LifeShield, Northern Safety Company, O’Key, PT Multitrend Indo, Redmart, Southern Wine & Spirits of America, Speed Commerce Corp., Stella & Dot, Strategic Partners, Sturm Foods, Team Hardinger Transportation and Warehousing, The Children’s Place, TNT Logistics, Tractor Supply, Ulta, Vasanta Group, Wilton Brands, Wineworks, and Winning Group.

2015 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2015:

	Guidance Range - 2015 Full Year
($’s in millions, except EPS)	$ Range		% Growth Range
Total revenue	$531	$541	8%	10%
Diluted earnings per share (EPS):
Adjusted EPS(1)	$1.28	$1.30	10%	12%
GAAP EPS	$1.18	$1.20	9%	11%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on March 15, 2015, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2015 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of April 2015.

CONFERENCE CALL

The Company’s conference call regarding its fourth quarter and twelve months ended December 31, 2014 financial results will be held today, February 3, 2015, at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 61278773 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ first quarter 2015 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and year ended December 31, 2014.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2015 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(unaudited)	(unaudited)
Revenue:
Software license	$19,542	$17,267	$71,583	$62,416
Services	97,073	77,786	376,023	315,901
Hardware and other	13,788	12,546	44,498	36,201

Total revenue	130,403	107,599	492,104	414,518
Costs and expenses:
Cost of license	1,970	2,564	7,110	8,724
Cost of services	45,534	36,297	169,140	142,236
Cost of hardware and other	11,088	10,142	36,328	30,191
Research and development	13,047	11,135	48,953	44,549
Sales and marketing	16,273	11,374	52,617	44,559
General and administrative	11,694	9,952	44,455	37,147
Depreciation and amortization	1,725	1,468	6,377	5,825

Total costs and expenses	101,331	82,932	364,980	313,231

Operating income	29,072	24,667	127,124	101,287
Other income (loss), net	850	(118)	874	1,822

Income before income taxes	29,922	24,549	127,998	103,109
Income tax provision	9,568	7,703	45,998	35,813

Net income	$20,354	$16,846	$82,000	$67,296

Basic earnings per share	$0.27	$0.22	$1.09	$0.88
Diluted earnings per share	$0.27	$0.22	$1.08	$0.86
Weighted average number of shares:
Basic	74,223	76,032	74,995	76,664
Diluted	75,034	77,256	75,841	77,932

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Operating income	$29,072	$24,667	$127,124	$101,287
Equity-based compensation (a)	2,704	2,076	9,671	7,325
Purchase amortization (b)	106	1	165	6

Adjusted operating income (Non-GAAP)	$31,882	$26,744	$136,960	$108,618

Income tax provision	$9,568	$7,703	$45,998	$35,813
Equity-based compensation (a)	989	729	3,574	2,602
Purchase amortization (b)	39	—	61	2

Adjusted income tax provision (Non-GAAP)	$10,596	$8,432	$49,633	$38,417

Net income	$20,354	$16,846	$82,000	$67,296
Equity-based compensation (a)	1,714	1,347	6,096	4,723
Purchase amortization (b)	67	1	104	4

Adjusted net income (Non-GAAP)	$22,136	$18,194	$88,201	$72,023

Diluted EPS	$0.27	$0.22	$1.08	$0.86
Equity-based compensation (a)	0.02	0.02	0.08	0.06
Purchase amortization (b)	—	—	—	—

Adjusted diluted EPS (Non-GAAP)	$0.30	$0.24	$1.16	$0.92

Fully diluted shares	75,034	77,256	75,841	77,932

(a)	Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and twelve months ended December 31, 2014 and 2013:

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Cost of services	$551	$354	$1,839	$1,235
Research and development	408	274	1,541	1,110
Sales and marketing	469	364	1,563	975
General and administrative	1,276	1,084	4,728	4,005

Total equity-based compensation	$2,704	$2,076	$9,671	$7,325

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$115,708	$124,375
Short term investments	8,730	8,581
Accounts receivable, net of allowance of $4,164 and $3,156 in 2014 and 2013, respectively	86,828	71,136
Deferred income taxes	9,900	7,300
Prepaid expenses and other current assets	8,695	7,346

Total current assets	229,861	218,738
Property and equipment, net	17,265	14,342
Goodwill, net	62,250	62,272
Deferred income taxes	270	427
Other assets	8,524	2,049

Total assets	$318,170	$297,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,483	$11,555
Accrued compensation and benefits	30,889	19,465
Accrued and other liabilities	12,501	12,225
Deferred revenue	58,968	53,812
Income taxes payable	7,974	7,131

Total current liabilities	122,815	104,188
Other non-current liabilities	13,332	12,054
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2014 and 2013	—	—
Common stock, $0.01 par value; 200,000,000 shares and 100,000,000 shares authorized at December 31, 2014 and December 31, 2013, respectively; 74,104,064 and 76,374,180 shares issued and outstanding at December 31, 2014 and December 31, 2013, respectively	741	764
Retained earnings	191,305	188,604
Accumulated other comprehensive loss	(10,023)	(7,782)

Total shareholders’ equity	182,023	181,586

Total liabilities and shareholders’ equity	$318,170	$297,828

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2014	2013
Operating activities:
Net income	$82,000	$67,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,377	5,825
Equity-based compensation	9,671	7,325
(Gain) loss on disposal of equipment	(13)	31
Tax benefit of stock awards exercised/vested	8,640	6,980
Excess tax benefits from equity-based compensation	(8,562)	(6,637)
Deferred income taxes	(1,705)	3,165
Unrealized foreign currency (gain) loss	(624)	205
Changes in operating assets and liabilities:
Accounts receivable, net	(16,758)	(9,174)
Other assets	(5,198)	697
Accounts payable, accrued and other liabilities	13,519	3,164
Income taxes	338	4,500
Deferred revenue	6,477	6,010

Net cash provided by operating activities	94,162	89,387

Investing activities:
Purchase of property and equipment	(9,415)	(4,740)
Net purchases of investments	(479)	(3,065)
Payment in connection with acquisition	(2,773)	—

Net cash used in investing activities	(12,667)	(7,805)

Financing activities:
Purchase of common stock	(99,204)	(64,199)
Proceeds from issuance of common stock from options exercised	1,571	5,754
Excess tax benefits from equity-based compensation	8,562	6,637

Net cash used in financing activities	(89,071)	(51,808)

Foreign currency impact on cash	(1,091)	(2,136)

Net change in cash and cash equivalents	(8,667)	27,638
Cash and cash equivalents at beginning of period	124,375	96,737

Cash and cash equivalents at end of period	$115,708	$124,375

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1. GAAP and Adjusted earnings per share by quarter are as follows:

On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
GAAP Diluted EPS	$0.17	$0.22	$0.25	$0.22	$0.86	$0.24	$0.27	$0.30	$0.27	$1.08
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.01	0.02	0.06	0.02	0.02	0.02	0.02	0.08
Purchase amortization	—	—	—	—	—	—	—	—	—	—

Adjusted Diluted EPS	$0.19	$0.24	$0.26	$0.24	$0.92	$0.26	$0.29	$0.32	$0.30	$1.16
Fully Diluted Shares	78,740	78,036	77,552	77,256	77,932	76,795	76,037	75,466	75,034	75,841

2. Revenues and operating income by reportable segment are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenue:
Americas	$79,820	$83,600	$87,977	$86,947	$338,344	$91,355	$98,633	$103,419	$108,557	$401,964
EMEA	11,431	11,964	12,686	14,333	50,414	15,679	15,911	14,253	15,012	60,855
APAC	5,350	6,952	7,139	6,319	25,760	6,529	7,986	7,936	6,834	29,285

	$96,601	$102,516	$107,802	$107,599	$414,518	$113,563	$122,530	$125,608	$130,403	$492,104

GAAP Operating Income:
Americas	$16,964	$21,256	$25,613	$19,618	$83,451	$24,133	$25,127	$28,750	$23,926	$101,936
EMEA	1,753	2,736	2,633	3,166	10,288	4,058	4,239	3,617	3,399	15,313
APAC	944	2,195	2,526	1,883	7,548	1,860	3,134	3,134	1,747	9,875

	$19,661	$26,187	$30,772	$24,667	$101,287	$30,051	$32,500	$35,501	$29,072	$127,124

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,907	$2,133	$1,209	$2,076	$7,325	$2,274	$2,396	$2,297	$2,704	$9,671
Purchase amortization	2	1	2	1	6	1	—	58	106	165

	$1,909	$2,134	$1,211	$2,077	$7,331	$2,275	$2,396	$2,355	$2,810	$9,836

Adjusted non-GAAP Operating Income:
Americas	$18,873	$23,390	$26,824	$21,695	$90,782	$26,408	$27,523	$31,105	$26,736	$111,772
EMEA	1,753	2,736	2,633	3,166	10,288	4,058	4,239	3,617	3,399	15,313
APAC	944	2,195	2,526	1,883	7,548	1,860	3,134	3,134	1,747	9,875

	$21,570	$28,321	$31,983	$26,744	$108,618	$32,326	$34,896	$37,856	$31,882	$136,960

3. Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Professional services	$49,151	$52,492	$57,690	$51,490	210,823	$59,422	$65,702	$69,398	$65,536	260,058
Customer support and software enhancements	25,736	25,711	27,335	26,296	105,078	27,491	27,817	29,120	31,537	115,965

Total services revenue	$74,887	$78,203	$85,025	$77,786	$315,901	$86,913	$93,519	$98,518	$97,073	$376,023

4. Hardware and other revenue includes the following items (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Hardware revenue	$4,175	$4,285	$3,904	$8,557	$20,921	$5,946	$6,114	$4,707	$8,856	$25,623
Billed travel	3,294	3,892	4,105	3,989	15,280	3,597	4,908	5,438	4,932	18,875

Total hardware and other revenue	$7,469	$8,177	$8,009	$12,546	$36,201	$9,543	$11,022	$10,145	$13,788	$44,498

5. Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenue	$(182)	$(150)	$(329)	$(63)	$(724)	$202	$696	$479	$(1,397)	$(20)
Costs and expenses	(541)	(262)	(877)	(902)	(2,582)	(713)	73	522	(1,097)	(1,215)

Operating income	359	112	548	839	1,858	915	623	(43)	(300)	1,195
Foreign currency (losses) gains in other income	(179)	972	313	(445)	661	(516)	12	(415)	491	(428)

	$180	$1,084	$861	$394	$2,519	$399	$635	$(458)	$191	$767

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Operating income	$440	$173	$733	$900	$2,246	$898	$505	$(171)	$24	$1,256
Foreign currency (losses) gains in other income	4	931	204	3	1,142	(141)	(129)	191	342	263

Total impact of changes in the Indian Rupee	$444	$1,104	$937	$903	$3,388	$757	$376	$20	$366	$1,519

6. Other (loss) income includes the following components (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Interest income	$326	$271	$263	$307	$1,167	$267	$302	$349	$350	$1,268
Foreign currency (losses) gains	(179)	972	313	(445)	661	(516)	12	(415)	491	(428)
Other non-operating (expense) income	4	—	(30)	20	(6)	16	(2)	11	9	34

Total other (loss) income	$151	$1,243	$546	$(118)	$1,822	$(233)	$312	$(55)	$850	$874

7. Total equity-based compensation is as follows (in thousands except per share amounts):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Stock options	$148	$11	$11	$20	$190	$—	$—	$—	$—	$—
Restricted stock	1,759	2,122	1,198	2,056	7,135	2,274	2,396	2,297	2,704	9,671

Total equity-based compensation	1,907	2,133	1,209	2,076	7,325	2,274	2,396	2,297	2,704	9,671
Income tax provision	671	751	451	729	2,602	844	889	852	990	3,575

Net income	$1,236	$1,382	$758	$1,347	$4,723	$1,430	$1,507	$1,445	$1,714	$6,096

Diluted earnings per share	$0.02	$0.02	$0.01	$0.02	$0.06	$0.02	$0.02	$0.02	$0.02	$0.08
Diluted earnings per share—stock options	$0.00	$0.00	$0.00	$0.00	$0.00	$—	$—	$—	$—	$—
Diluted earnings per share—restricted stock	$0.01	$0.02	$0.01	$0.02	$0.06	$0.02	$0.02	$0.02	$0.02	$0.08

8. Capital expenditures are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital expenditures	$598	$1,035	$1,568	$1,539	$4,740	$1,156	$2,424	$3,096	$2,739	$9,415

9. Stock Repurchase Activity (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Shares purchased under publicly-announced buy-back program	903	785	607	537	2,832	695	782	504	639	2,620
Shares withheld for taxes due upon vesting of restricted stock	281	1	13	5	300	235	1	10	3	249

Total shares purchased	1,184	786	620	542	3,132	930	783	514	642	2,869
Total cash paid for shares purchased under publicly-announced buy-back program	$15,929	$14,409	$13,533	$15,332	$59,203	$25,459	$25,090	$15,112	$25,422	$91,083
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	4,545	19	280	152	4,996	7,720	36	289	76	8,121

Total cash paid for shares repurchased	$20,474	$14,428	$13,813	$15,484	$64,199	$33,179	$25,126	$15,401	$25,498	$99,204